S.V.G. PROPERTIES, L.P.
        FIRST AMENDMENT TO THE FOURTH AMENDED AND RESTATED
           LIMITED PARTNERSHIP AGREEMENT AND CERTIFICATE

The undersigned, pursuant to N.J.S. 42:2A-16, desiring to amend the Limited Partnership Certificate of SVG Properties, L.P. to effect changes made to the Limited Partnership on January 1, 1994, hereby certify as follows:
1.   The name of the limited partnership is S.V.G Properties, L.P.
2.   a.   The original Certificate of Limited Partnership was filed with the
Secretary of State of New Jersey on May 12, 1987.
     b. The Certificate of Limited Partnership was amended and restated on May 15, 1987, April 12, 1989, August 21, 1989 and in August of 1994.
3. The Fourth Amendment and Restated Partnership Agreement of SVG Properties, L.P. shall be amended as follows:
     a.   Article I Section 1.3 shall be amended to read as follows:
Principal Place of Business. The principal place of business of the Partnership shall be 215 W. Main Street, Maple Shade, New Jersey, 08052.
     b. The address of the registered office of the Partnership shall be 172 Tuckerton Road, Medford, New Jersey 08055. The name of the registered agent at that address is Stephen M. Robinson, Esquire.
     c. Article I Section 1.6 shall be amended to read as follows: The name and place of residence or office address of each general partner and limited partner is as follows:

                         Name of Partner
                             Address
                           Designation


Harry J. Santoro
215 W. Main Street
Maple Shade, NJ 08052
                             Limited


Roy Michie
Rt. #1 Box 2615
Reedville, VA   22539
                             Limited


Jon Wright
229 Glenmoor Road
Gladwyn, PA   19035
                             Limited


Thomas Fee, Sr.
1000 Lenola Road
Bldg. Two, Suite 200
Maple Shade, NJ 08052
                             Limited


Arthur Marks
7204 North Park Drive
Pennsauken, NJ  08110
                             Limited


Anthony E. Van Dervort
41 Evergreen Lane
Haddonfield, NJ 08033
                             Limited


Ivan Gordon
1850 Oak Lane
Reading, PA 19612
                             Limited


H.J.S. Venture Capital Co., Inc.
215 W. Main Street
Maple Shade, NJ 08052
                             Limited


H. James Santoro, Inc.

215 W. Main Street
Maple Shade, NJ 08052
                             Limited


H. James Santoro, Inc.

215 W. Main Street
Maple Shade, NJ 08052
                             General




     d. Article II Section 2.1 shall be amended to read as follows: The shares of the profits, losses or other compensation by way of income which a Partner shall receive by reason of a Partner's capital contribution is as follows:


                         Name of Partner
% of Ownership
Restated Capital


Harry J. Santoro
15.00%
139,832.00


Roy Michie
1.30%
12,119.00


Jon Wright
..55%
5,126.00


Thomas Fee, Sr.
..10%
932.00


Arthur Marks
4.55%
42,416.00


Anthony E. Van Dervort
5.00%
46,611.00


Ivan Gordon
10.00%
 93,221.00


H.J.S. Venture Capital Co., Inc.
44.00%
410,173.00


H. James Santoro, Inc. (Limited)
15.00%
139,832.00


H. James Santoro, Inc. (General)
4.50%
 41,949.00


                              TOTAL:
100.00%
932,211.00


4.   The effective date of this Amendment shall be upon filing.      IN
WITNESS WHEREOF, the parties hereto have caused this Limited Partnership
Agreement to be duly executed on this          day of                 , 1994.
                              GENERAL PARTNER
                              H. JAMES SANTORO, INC.
Attest:


                                By:  Harry J. Santoro, President

Harry J. Santoro, Secretary










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